UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2019

Date of reporting period: September 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.18

SEMI-ANNUAL REPORT

AB EMERGING MARKETS
MULTI-ASSET PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Emerging Markets Multi-Asset Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

November 13, 2018

This report provides management’s discussion of fund performance for AB Emerging Markets Multi-Asset Portfolio for the semi-annual reporting period ended September 30, 2018.

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income.

NAV RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	6 Months	12 Months
AB EMERGING MARKETS MULTI-ASSET PORTFOLIO
Class A Shares	-7.90%	-3.41%
Class C Shares	-8.26%	-4.07%
Advisor Class Shares[1]	-7.78%	-3.17%
Class R Shares[1]	-7.99%	-3.70%
Class K Shares[1]	-7.98%	-3.44%
Class I Shares[1]	-7.83%	-3.27%
Class Z Shares[1]	-7.84%	-3.22%
MSCI EM Index (net)	-8.97%	-0.81%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended September 30, 2018. The Fund’s benchmark is fully comprised of equities, while the Fund invests in both equities and fixed income.

All share classes of the Fund outperformed the benchmark for the six-month period and underperformed for the 12-month period, before sales charges. During both periods, the Fund’s fixed-income assets outperformed while equity assets underperformed, relative to the all-equity benchmark. Country selection (a result of bottom-up security analysis combined with fundamental research) was positive during both periods, as an overweight to the US more than offset an underweight to India, which detracted. Equity security selection in the telecommunications sector contributed, while selection within financials and industrial commodities detracted. During the six-month period, equity security selection in the capital equipment sector contributed, while selection within construction

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and housing detracted. For the 12-month period, equity security selection in the transportation sector contributed, while selection within technology detracted.

The Fund utilized derivatives for hedging and investment purposes in the form of currency forwards and credit default swaps, which added to absolute performance for both periods, while futures, variance swaps, interest rate swaps and total return swaps detracted for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US stocks outperformed their non-US counterparts during the six-month period ended September 30, 2018. US indices advanced to record highs, amid continued economic strength and strong corporate earnings. Conversely, emerging-market equities fell on the back of a stronger US dollar, rising US interest rates, and fears that financial turmoil in countries such as Turkey and Argentina would spread to other markets. From a style perspective, growth stocks outperformed value stocks. Performance was mixed in terms of market capitalization. Trade wars dominated market-related headlines, while political instability in Europe also weighed on investor sentiment.

Fixed-income markets had mixed performance. Global high yield outperformed the flat returns of developed-market treasuries, while emerging-market local-currency government bonds and investment-grade securities ended the period lower. Emerging-market debt sectors generally sold off. The US Federal Reserve hiked interest rates twice and increased forward guidance, while the European Central Bank started to scale back its asset purchases. Elsewhere, markets responded positively when the Chinese central bank took steps to stop further depreciation of the yuan.

The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return by dynamically adjusting exposure to emerging markets by investing across asset classes. The Team’s emerging-market strategy searches for long-term growth with lower volatility. To reduce risk and provide downside protection, the Team pursues active stocks and flexible bond allocations. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging-market issuers and/or the currencies of emerging-market countries. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of

China, Peru, the Philippines, Poland, Russia, South Africa, South Korea,

(continued on next page)

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Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed-market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the Adviser’s view of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments and its assets may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment-grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund expects to utilize derivatives, such as futures contracts, forwards and swaps, and invest in exchange-traded funds (“ETFs”) to

(continued on next page)

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a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest-rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets. The notional value of derivatives and ETFs linked to emerging-market securities or currencies are counted towards meeting the percentage minimums and ranges set forth above, including the requirement that the Fund invest at least 80% of its net assets in the securities of emerging-market issuers and/or the currencies of emerging-market countries.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging-Market Risk: Investments in emerging-market countries may involve more risk than investments in other foreign countries because the markets in emerging-market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset

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DISCLOSURES AND RISKS (continued)

classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging-markets context, as movements in emerging-market equity and emerging-market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally, and less secondary market liquidity.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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DISCLOSURES AND RISKS (continued)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.41%	-7.51%
5 Years	3.47%	2.57%
Since Inception[1]	1.54%	0.93%
CLASS C SHARES
1 Year	-4.07%	-5.00%
5 Years	2.74%	2.74%
Since Inception[1]	0.81%	0.81%
ADVISOR CLASS SHARES[2]
1 Year	-3.17%	-3.17%
5 Years	3.76%	3.76%
Since Inception[1]	1.82%	1.82%
CLASS R SHARES[2]
1 Year	-3.70%	-3.70%
5 Years	3.24%	3.24%
Since Inception[1]	1.31%	1.31%
CLASS K SHARES[2]
1 Year	-3.44%	-3.44%
5 Years	3.48%	3.48%
Since Inception[1]	1.55%	1.55%
CLASS I SHARES[2]
1 Year	-3.27%	-3.27%
5 Years	3.72%	3.72%
Since Inception[1]	1.80%	1.80%
CLASS Z SHARES[2]
1 Year	-3.22%	-3.22%
Since Inception[1]	-2.96%	-2.96%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.94%, 2.71%, 1.69%, 2.31%, 2.03%, 1.60% and 1.73% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 31, 2019. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Inception dates: 8/31/2011 for all share classes except Class Z; 7/31/2017 for Class Z shares.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-7.51%
5 Years	2.57%
Since Inception[1]	0.93%
CLASS C SHARES
1 Year	-5.00%
5 Years	2.74%
Since Inception[1]	0.81%
ADVISOR CLASS SHARES[2]
1 Year	-3.17%
5 Years	3.76%
Since Inception[1]	1.82%
CLASS R SHARES[2]
1 Year	-3.70%
5 Years	3.24%
Since Inception[1]	1.31%
CLASS K SHARES[2]
1 Year	-3.44%
5 Years	3.48%
Since Inception[1]	1.55%
CLASS I SHARES[2]
1 Year	-3.27%
5 Years	3.72%
Since Inception[1]	1.80%
CLASS Z SHARES[2]
1 Year	-3.22%
Since Inception[1]	-2.96%

1	Inception dates: 8/31/2011 for Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 7/31/2017 for Class Z shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$921.00	$5.97	1.24%	$6.02	1.25%
Hypothetical**	$1,000	$1,018.85	$6.28	1.24%	$6.33	1.25%
Class C
Actual	$1,000	$917.40	$9.57	1.99%	$9.61	2.00%
Hypothetical**	$1,000	$1,015.09	$10.05	1.99%	$10.10	2.00%
Advisor Class
Actual	$1,000	$922.20	$4.77	0.99%	$4.82	1.00%
Hypothetical**	$1,000	$1,020.10	$5.01	0.99%	$5.06	1.00%
Class R
Actual	$1,000	$920.10	$7.17	1.49%	$7.22	1.50%
Hypothetical**	$1,000	$1,017.60	$7.54	1.49%	$7.59	1.50%
Class K
Actual	$1,000	$920.20	$5.97	1.24%	$6.02	1.25%
Hypothetical**	$1,000	$1,018.85	$6.28	1.24%	$6.33	1.25%
Class I
Actual	$1,000	$921.70	$4.77	0.99%	$4.82	1.00%
Hypothetical**	$1,000	$1,020.10	$5.01	0.99%	$5.06	1.00%
Class Z
Actual	$1,000	$921.60	$4.77	0.99%	$4.82	1.00%
Hypothetical**	$1,000	$1,020.10	$5.01	0.99%	$5.06	1.00%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

September 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $125.0

1

All data are as of September 30, 2018. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector weightings represent 0.8% or less in the following sectors: Funds and Investment Trusts, Health Care, Real Estate, Regional Bonds, Treasury Bonds and Utilities.

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PORTFOLIO SUMMARY (continued)

September 30, 2018 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Alibaba Group Holding Ltd.	$3,578,587	2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,507,283	2.8
Samsung Electronics Co., Ltd.	3,373,181	2.7
China Petroleum & Chemical Corp.	3,062,476	2.4
Tencent Holdings Ltd.	2,841,825	2.3
Tatneft PJSC	2,230,128	1.8
LUKOIL PJSC	2,189,242	1.8
Formosa Chemicals & Fibre Corp.	1,919,316	1.5
China Everbright Ltd.	1,701,624	1.4
Asustek Computer, Inc.	1,686,917	1.3
	$26,090,579	20.9%

1

All data are as of September 30, 2018. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.0% or less in the following countries: Angola, Azerbaijan, Bolivia, Canada, Colombia, Costa Rica, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Guatemala, Honduras, Hong Kong, Iraq, Ivory Coast, Jamaica, Kazakhstan, Kenya, Kuwait, Lebanon, Mongolia, Nigeria, Oman, Panama, Papua New Guinea, Peru, Qatar, Saudi Arabia, Senegal, Thailand, Trinidad & Tobago, Ukraine, United Arab Emirates, United Kingdom, United Republic of Tanzania, Uruguay, Venezuela and Vietnam.

2	Long-term investments.

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PORTFOLIO OF INVESTMENTS

September 30, 2018 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 66.8%
Financials – 16.9%
Banks – 12.7%
Agricultural Bank of China Ltd. – Class H	2,289,000	$1,122,574
Bank of China Ltd. – Class H	1,923,000	849,664
Bank of Communications Co., Ltd. – Class H	1,762,000	1,319,359
BNK Financial Group, Inc.	62,536	484,731
China CITIC Bank Corp., Ltd. – Class H	452,000	288,641
China Construction Bank Corp. – Class H	1,205,000	1,053,291
China Development Financial Holding Corp.	1,526,000	569,370
China Minsheng Banking Corp., Ltd. – Class H	1,492,900	1,106,994
Chongqing Rural Commercial Bank Co., Ltd. – Class H	334,000	182,271
Commercial Bank of Ceylon PLC	437,230	292,219
DGB Financial Group, Inc.	65,460	598,850
Dubai Islamic Bank PJSC	343,960	503,820
Grupo Financiero Galicia SA (ADR)	26,180	665,757
Hana Financial Group, Inc.	35,690	1,433,053
HDFC Bank Ltd. (ADR)	10,470	985,227
Industrial & Commercial Bank of China Ltd. – Class H	197,000	143,829
Industrial Bank of Korea	96,290	1,323,311
Itau Unibanco Holding SA (Preference Shares)	37,700	411,955
KB Financial Group, Inc.	17,530	853,781
National Bank of Kuwait SAKP	139,878	381,527
Woori Bank	85,610	1,303,605

		15,873,829

Capital Markets – 1.4%
China Everbright Ltd.	950,000	1,701,624

Consumer Finance – 0.4%
Samsung Card Co., Ltd.	13,786	457,241

Diversified Financial Services – 1.3%
Chailease Holding Co., Ltd.	157,580	551,526
Fubon Financial Holding Co., Ltd.	355,000	602,131
Rural Electrification Corp., Ltd.	400,700	545,111

		1,698,768

Insurance – 1.1%
BB Seguridade Participacoes SA	111,800	667,165
Orange Life Insurance Ltd.(a)	5,610	172,477
Ruentex Industries Ltd.	253,000	502,695
Shin Kong Financial Holding Co., Ltd.	14,732	5,761

		1,348,098

		21,079,560

16 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Information Technology – 13.4%
Electronic Equipment, Instruments & Components – 1.5%
HannStar Display Corp.	953,000	$234,971
Innolux Corp.	3,390,000	1,177,217
Tripod Technology Corp.	175,000	477,680

		1,889,868

IT Services – 1.7%
Infosys Ltd.	74,300	748,092
Tata Consultancy Services Ltd.	27,200	820,265
Tech Mahindra Ltd.	48,900	503,948

		2,072,305

Semiconductors & Semiconductor Equipment – 4.8%
Hua Hong Semiconductor Ltd.(a)	83,000	177,928
Novatek Microelectronics Corp.	185,000	912,947
Realtek Semiconductor Corp.	21,000	93,582
SK Hynix, Inc.	19,470	1,288,095
Taiwan Semiconductor Manufacturing Co., Ltd.	411,000	3,507,283

		5,979,835

Technology Hardware, Storage & Peripherals – 5.4%
Asustek Computer, Inc.	195,000	1,686,917
Compal Electronics, Inc.	904,000	560,705
Inventec Corp.	1,004,000	900,854
Lite-On Technology Corp.	68	85
Samsung Electronics Co., Ltd.	80,600	3,373,181
Samsung Electronics Co., Ltd. (Preference Shares)	7,000	238,751

		6,760,493

		16,702,501

Energy – 8.7%
Oil, Gas & Consumable Fuels – 8.7%
BP PLC	38,370	294,096
China Petroleum & Chemical Corp. – Class H	3,048,000	3,062,476
Cosan SA	54,400	436,569
Exxaro Resources Ltd.	50,820	522,444
LUKOIL PJSC (Sponsored ADR)	28,640	2,189,242
Novatek PJSC (Sponsored GDR)(a)	2,890	531,760
Petroleo Brasileiro SA (Preference Shares)	127,900	667,916
SK Innovation Co., Ltd.	2,430	471,031
Surgutneftegas PJSC (Sponsored ADR)	33,480	140,191
Tatneft PJSC (Sponsored ADR) (Moscow)	29,152	2,230,128
Tatneft PJSC (Sponsored ADR) (Moscow)(b)	1,818	139,077
Tupras Turkiye Petrol Rafinerileri AS	10,130	224,922

		10,909,852

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 7.8%
Chemicals – 3.8%
Formosa Chemicals & Fibre Corp.	458,000	$1,919,316
Lotte Chemical Corp.	1,280	320,778
Mitsubishi Gas Chemical Co., Inc.	7,700	163,918
PTT Global Chemical PCL (NVDR)	247,100	620,940
Sinopec Shanghai Petrochemical Co., Ltd. – Class H	2,276,000	1,388,128
Tosoh Corp.	23,300	358,865

		4,771,945

Construction Materials – 2.4%
Anhui Conch Cement Co., Ltd. – Class A	157,124	840,300
Anhui Conch Cement Co., Ltd. – Class H	155,500	933,761
Grasim Industries Ltd.	28,240	395,637
Huaxin Cement Co., Ltd.	295,865	866,920

		3,036,618

Metals & Mining – 1.6%
Eregli Demir ve Celik Fabrikalari TAS	144,190	263,089
Evraz PLC	41,010	301,851
Gerdau SA (Preference Shares)	89,900	382,657
Kumba Iron Ore Ltd.	17,650	399,923
POSCO	530	140,687
Vale SA	29,000	429,555

		1,917,762

		9,726,325

Industrials – 5.8%
Aerospace & Defense – 0.1%
Embraer SA	23,500	115,389

Airlines – 0.5%
Turk Hava Yollari AO(b)	185,280	584,398

Construction & Engineering – 0.4%
GS Engineering & Construction Corp.	9,660	455,277

Electrical Equipment – 0.4%
Walsin Lihwa Corp.	725,000	487,777

Industrial Conglomerates – 0.8%
Far Eastern New Century Corp.	452,000	528,543
John Keells Holdings PLC	322,150	250,382
NWS Holdings Ltd.	80,000	158,131

		937,056

Machinery – 1.3%
China Yuchai International Ltd.	20,770	358,698
Sinotruk Hong Kong Ltd.(c)	583,000	1,271,972

		1,630,670

18 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Professional Services – 0.7%
51job, Inc. (ADR)(b)	11,930	$918,491

Road & Rail – 0.1%
Globaltrans Investment PLC (Sponsored GDR)(a)	14,200	149,100

Trading Companies & Distributors – 1.1%
Marubeni Corp.	151,200	1,382,817

Transportation Infrastructure – 0.4%
Jiangsu Expressway Co., Ltd. – Class H	434,000	556,720

		7,217,695

Communication Services – 5.0%
Diversified Telecommunication Services – 2.0%
China Communications Services Corp., Ltd. – Class H	1,564,000	1,442,177
Chunghwa Telecom Co., Ltd.	18,000	64,835
KT Corp. (Sponsored ADR)	68,510	1,017,374

		2,524,386

Interactive Media & Services – 2.3%
Tencent Holdings Ltd.	69,600	2,841,825

Media – 0.7%
Naspers Ltd. – Class N	2,890	622,358
Sun TV Network Ltd.	35,630	303,107

		925,465

		6,291,676

Consumer Discretionary – 4.9%
Auto Components – 0.7%
Motherson Sumi Systems Ltd.	244,931	868,045

Diversified Consumer Services – 0.3%
Estacio Participacoes SA	65,500	405,305

Hotels, Restaurants & Leisure – 0.1%
CVC Brasil Operadora e Agencia de Viagens SA	16,300	174,804

Internet & Direct Marketing Retail – 3.3%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	21,720	3,578,587
MakeMyTrip Ltd.(b)	18,530	508,649

		4,087,236

Specialty Retail – 0.4%
Foschini Group Ltd. (The)	38,032	466,700

Textiles, Apparel & Luxury Goods – 0.1%
Luthai Textile Co., Ltd. – Class B	54,186	64,374

		6,066,464

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Consumer Staples – 3.1%
Food & Staples Retailing – 1.5%
President Chain Store Corp.		79,000	$927,517
Wal-Mart de Mexico SAB de CV		323,990	982,842

			1,910,359

Food Products – 0.8%
Nestle Nigeria PLC		24,704	93,200
Uni-President Enterprises Corp.		344,000	897,498
Vietnam Dairy Products JSC		9,834	57,843

			1,048,541

Tobacco – 0.8%
ITC Ltd.		214,330	883,803
KT&G Corp.		910	85,319

			969,122

			3,928,022

Utilities – 0.8%
Electric Utilities – 0.6%
CEZ AS		30,520	780,468

Independent Power and Renewable Electricity Producers – 0.2%
NHPC Ltd.		582,723	182,639

			963,107

Health Care – 0.2%
Pharmaceuticals – 0.2%
China Medical System Holdings Ltd.		214,000	297,990

Real Estate – 0.2%
Real Estate Management & Development – 0.2%
CK Asset Holdings Ltd.		39,000	292,352

Total Common Stocks (cost $81,014,821)			83,475,544

		Principal Amount (000)
FIXED INCOME SECURITIES – 26.1%
Sovereign Bonds – 17.9%
Abu Dhabi Government International Bond 3.125%, 10/11/27(a)	U.S.$	332	314,155
Angolan Government International Bond 9.375%, 5/08/48(a)		400	422,660

20 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Argentine Republic Government International Bond 4.625%, 1/11/23	U.S.$	221	$186,193
6.875%, 1/11/48		204	156,315
7.50%, 4/22/26		606	540,855
7.82%, 12/31/33	EUR	45	50,032
Bolivian Government International Bond 4.50%, 3/20/28(a)	U.S.$	200	189,000
Brazilian Government International Bond 2.625%, 1/05/23		304	278,768
4.625%, 1/13/28		810	742,134
5.00%, 1/27/45		223	183,418
Costa Rica Government International Bond 4.37%, 5/22/19(a)		49	48,719
Dominican Republic International Bond 5.875%, 4/18/24(a)		225	231,750
6.00%, 7/19/28(a)		176	178,640
6.50%, 2/15/48(a)		298	292,412
Ecuador Government International Bond 7.875%, 1/23/28(a)		428	385,200
8.875%, 10/23/27(a)		250	237,500
9.65%, 12/13/26(a)		600	596,400
Egypt Government International Bond 5.577%, 2/21/23(a)		710	686,037
6.125%, 1/31/22(a)		200	199,500
7.903%, 2/21/48(a)		300	285,000
El Salvador Government International Bond 5.875%, 1/30/25(a)		40	37,200
6.375%, 1/18/27(a)		40	37,520
7.75%, 1/24/23(a)		63	65,756
8.25%, 4/10/32(a)		100	101,875
8.625%, 2/28/29(a)		340	359,040
Gabon Government International Bond 6.375%, 12/12/24(a)		620	585,900
Guatemala Government Bond 4.375%, 6/05/27(a)		200	187,000
4.50%, 5/03/26(a)		200	191,000
Honduras Government International Bond 6.25%, 1/19/27(a)		240	246,480
7.50%, 3/15/24(a)		290	312,112
Indonesia Government International Bond 3.375%, 4/15/23(a)		870	843,900
4.125%, 1/15/25(a)		380	374,775
Iraq International Bond 6.752%, 3/09/23(a)		300	300,000
Ivory Coast Government International Bond 5.375%, 7/23/24(a)		200	190,500
6.625%, 3/22/48(a)	EUR	430	466,176

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Jamaica Government International Bond 6.75%, 4/28/28	U.S.$	200	$216,750
8.00%, 3/15/39		108	125,010
Kenya Government International Bond 7.25%, 2/28/28(a)		200	194,750
8.25%, 2/28/48(a)		200	193,000
Lebanon Government International Bond 6.65%, 4/22/24(a)		43	35,529
6.85%, 3/23/27(a)		341	266,832
8.25%, 4/12/21(a)		78	73,418
Series E 6.10%, 10/04/22(a)		216	183,870
Mexico Government International Bond 4.15%, 3/28/27		280	274,960
4.75%, 3/08/44		300	286,050
Mongolia Government International Bond 5.625%, 5/01/23(a)		200	193,750
Nigeria Government International Bond 5.625%, 6/27/22		163	163,000
6.50%, 11/28/27(a)		400	384,500
7.625%, 11/28/47(a)		220	210,375
Oman Government International Bond 4.75%, 6/15/26(a)		260	245,700
6.75%, 1/17/48(a)		230	223,675
Panama Government International Bond 3.75%, 3/16/25		340	338,470
4.00%, 9/22/24		200	202,600
Papua New Guinea International Bond 8.375%, 10/04/28		200	202,500
Perusahaan Penerbit SBSN Indonesia III 4.40%, 3/01/28(a)		422	412,505
Qatar Government International Bond 4.50%, 4/23/28(a)		300	308,625
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(a)		63	63,047
Republic of Azerbaijan International Bond 4.75%, 3/18/24(a)		400	405,500
Republic of South Africa Government International Bond 4.665%, 1/17/24		231	225,514
4.85%, 9/27/27		200	188,458
5.65%, 9/27/47		380	344,850
5.875%, 9/16/25		200	203,250
Russian Foreign Bond – Eurobond 5.25%, 6/23/47(a)		600	576,000
Saudi Government International Bond 3.25%, 10/26/26(a)		490	460,355

22 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Senegal Government International Bond 6.25%, 7/30/24(a)	U.S.$	280	$282,100
Sri Lanka Government International Bond 5.75%, 4/18/23(a)		467	455,325
6.125%, 6/03/25(a)		300	287,250
6.25%, 7/27/21(a)		433	435,165
6.825%, 7/18/26(a)		250	246,875
Tanzania Government International Bond 8.544% (LIBOR 6 Month + 6.00%), 3/09/20(a)(d)		67	68,000
Turkey Government International Bond 3.25%, 3/23/23		378	327,915
6.00%, 3/25/27		313	284,830
6.25%, 9/26/22		502	491,332
7.00%, 6/05/20		95	95,831
Ukraine Government International Bond 7.375%, 9/25/32(a)		200	173,660
7.75%, 9/01/22-9/01/27(a)		952	922,320
Uruguay Government International Bond 4.375%, 10/27/27		18	18,511
5.10%, 6/18/50		299	304,954
Venezuela Government International Bond 11.95%, 8/05/31(a)		340	93,528
12.75%, 8/23/22(a)(b)(e)		644	173,907

Total Sovereign Bonds (cost $23,100,566)			22,368,268

Corporate Bonds – 3.0%
AngloGold Ashanti Holdings PLC 5.125%, 8/01/22(c)		140	141,575
Baoxin Auto Finance I Ltd. 5.625%, 10/30/20(a)(f)		200	179,752
BRF GmbH 4.35%, 9/29/26(a)		200	170,405
Digicel Group Ltd. 8.25%, 9/30/20(a)		600	455,250
Ecopetrol SA 5.875%, 9/18/23		630	669,690
Empresas Publicas de Medellin ESP 8.375%, 11/08/27(a)	COP	418,000	133,784
Genneia SA 8.75%, 1/20/22(a)	U.S.$	38	35,435
Gran Tierra Energy International Holdings Ltd. 6.25%, 2/15/25(a)		200	195,016
Housing Development Finance Corp., Ltd. Series G 7.875%, 8/21/19(a)(g)	INR	10,000	136,451

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Indiabulls Housing Finance Ltd. 8.567%, 10/15/19(a)(g)	INR	10,000	$136,150
Inretail Pharma SA 5.375%, 5/02/23(a)	U.S.$	63	63,630
Nexa Resources SA 5.375%, 5/04/27(a)		200	192,907
Odebrecht Finance Ltd. 7.125%, 6/26/42(a)		200	67,500
ONGC Videsh Ltd. 4.625%, 7/15/24(a)		200	197,986
Pampa Energia SA 7.375%, 7/21/23(a)		46	43,010
Petkim Petrokimya Holding AS 5.875%, 1/26/23(a)		200	183,250
Petrobras Global Finance BV 7.375%, 1/17/27		182	184,989
Rede D’or Finance SARL 4.95%, 1/17/28(a)		200	171,999
Tonon Luxembourg SA 7.25%, 1/24/20(b)(e)(g)(h)(i)		276	6,908
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(a)		200	189,000
Virgolino de Oliveira Finance SA 11.75%, 2/09/22(b)(e)(h)		202	10,110
Wijaya Karya Persero TBK PT 7.70%, 1/31/21(a)	IDR	2,000,000	125,356

Total Corporate Bonds (cost $4,328,997)			3,690,153

Quasi-Sovereign Bonds – 2.9%
Aeropuerto Internacional de Tocumen SA 5.75%, 10/09/23	U.S.$	133	136,725
Eskom Holdings SOC Ltd. 5.75%, 1/26/21(a)		400	388,500
Export-Import Bank of China (The) 3.625%, 7/31/24(a)		310	303,757
Kazakhstan Temir Zholy National Co. JSC 4.85%, 11/17/27(a)		200	198,750
KazMunayGas National Co. JSC 5.375%, 4/24/30(a)		200	203,829
Pertamina Persero PT 5.625%, 5/20/43(a)		200	197,000
Perusahaan Listrik Negara PT 5.45%, 5/21/28(a)		220	226,875

24 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Petroleos de Venezuela SA 5.375%, 4/12/27(a)(b)(e)	U.S.$	55	$11,951
6.00%, 11/15/26(a)(b)(e)		220	48,400
9.00%, 11/17/21(a)(b)(e)		128	26,813
Petroleos Mexicanos 4.25%, 1/15/25		106	100,085
5.981% (LIBOR 3 Month + 3.65%), 3/11/22(d)		248	263,252
Sinopec Group Overseas Development Ltd. Series 2012 3.90%, 5/17/22(a)		271	271,454
Series 2014 4.375%, 4/10/24(a)		320	324,714
State Grid Overseas Investment Ltd. Series 2013 3.125%, 5/22/23(a)		580	564,819
TC Ziraat Bankasi AS 4.25%, 7/03/19(a)		200	193,000
Trinidad Generation UnLtd. 5.25%, 11/04/27(a)		200	192,587

Total Quasi-Sovereign Bonds (cost $3,718,081)			3,652,511

Inflation-Linked Securities – 0.9%
Bonos de la Nacion Argentina con Ajuste por CER 4.00%, 3/06/20	ARS	4,586	130,908
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/22-8/15/50	BRL	1,337	1,041,658

Total Inflation-Linked Securities (cost $1,638,295)			1,172,566

Emerging Markets - Treasuries – 0.8%
Argentina POM Politica Monetaria Series POM 42.819% (ARLLMONP), 6/21/20(d)	ARS	11,274	322,189
Argentine Bonos del Tesoro 15.50%, 10/17/26		440	7,661
16.00%, 10/17/23		968	19,144
18.20%, 10/03/21		2,737	53,030
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	2,785	192,455

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sri Lanka Government Bonds Series A 10.75%, 3/01/21	LKR	15,000	$89,536
11.50%, 12/15/21-5/15/23		27,000	163,965
Turkey Government Bond 16.20%, 6/14/23	TRY	1,390	199,802

Total Emerging Markets – Treasuries (cost $1,452,669)			1,047,782

Regional Bonds – 0.6%
Autonomous City of Buenos Aires Argentina Series 20 33.391% (BADLAR + 5.00%), 1/23/22(d)	ARS	1,541	33,931
Provincia de Buenos Aires/Argentina 9.125%, 3/16/24(a)	U.S.$	300	276,000
9.95%, 6/09/21(a)		150	147,375
36.245% (BADLAR + 3.83%), 5/31/22(d)	ARS	3,132	67,007
Provincia de Cordoba 7.125%, 6/10/21(a)	U.S.$	150	133,500
Provincia de Neuquen Argentina 7.50%, 4/27/25(a)		68	54,740

Total Regional Bonds (cost $937,611)			712,553

Treasury Bonds – 0.0%
Uruguay Government International Bond 8.50%, 3/15/28(a) (cost $18,750)	UYU	543	14,115

Total Fixed Income Securities (cost $35,194,969)			32,657,948

		Shares
EQUITY LINKED NOTES – 0.3%
Information Technology – 0.3%
Electronic Equipment, Instruments & Components – 0.3%
FPT Corp., Macquarie Bank Ltd., expiring 3/31/20(b) (cost $438,854)		185,115	367,413

INVESTMENT COMPANIES – 0.2%
Funds and Investment Trusts – 0.2%
VFMVN30 ETF Fund(b) (cost $149,005)		363,070	254,585

26 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 8.8%
Investment Companies – 7.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.98%(j)(k)(l) (cost $9,123,328)		9,123,328	$9,123,328

		Principal Amount (000)
Time Deposits – 1.1%
ANZ, London 1.54%, 10/01/18	U.S.$	403	402,884
BBH, Grand Cayman (0.87)%, 10/01/18	SEK	9	1,058
(0.57)%, 10/01/18	EUR	10	11,664
0.35%, 10/01/18	SGD	8	5,733
0.35%, 10/01/18	NOK	2	211
0.37%, 10/01/18	GBP	12	15,378
0.65%, 10/01/18	CAD	1	602
1.00%, 10/01/18	AUD	17	12,620
6.50%, 10/01/18	ZAR	783	55,403
BNP Paribas, Paris 2.03%, 10/02/18	HKD	1,622	207,142
Sumitomo, Tokyo (0.22)%, 10/01/18	JPY	74,204	653,088

Total Time Deposits (cost $1,370,655)			1,365,783

Sovereign Bonds – 0.4%
Ukraine Government International Bond Zero Coupon, 2/28/19(a) (cost $483,299)	U.S.$	500	481,175

Total Short-Term Investments (cost $10,977,282)			10,970,286

Total Investments Before Security Lending Collateral for Securities Loaned – 102.2% (cost $127,774,931)			127,725,776

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.98%(j)(k)(l) (cost $811,405)	811,405	$811,405

Total Investments – 102.8% (cost $128,586,336)		128,537,181
Other assets less liabilities – (2.8)%		(3,538,109)

Net Assets – 100.0%		$124,999,072

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE China A50 Index Futures	88	October 2018	USD	0	**	$1,026,757	$1,048,323	$21,566
MSCI Emerging Markets Index Futures	229	December 2018	USD	11		11,909,754	11,998,124	88,370
U.S. T-Note 10 Yr (CBT) Futures	62	December 2018	USD	62		7,407,469	7,364,438	(43,031)
U.S. Ultra Bond (CBT) Futures	45	December 2018	USD	45		7,215,820	6,942,656	(273,164)

Sold Contracts
Euro Buxl 30 Yr Bond Futures	1	December 2018	EUR	1		205,761	202,394	3,367

								$(202,892)

28 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	CNH	110,435	USD	15,987	12/14/18	$(10,799)
Australia and New Zealand Banking Group Ltd.	USD	203	EUR	172	12/14/18	(2,365)
Australia and New Zealand Banking Group Ltd.	USD	191	AUD	263	12/14/18	(619)
Australia and New Zealand Banking Group Ltd.	USD	1,944	CNH	13,396	12/14/18	(3,813)
Bank of America, NA	KRW	402,225	USD	359	11/15/18	(4,227)
Bank of America, NA	BRL	4,373	USD	1,077	11/05/18	(3,073)
Bank of America, NA	BRL	1,103	USD	263	10/02/18	(9,731)
Bank of America, NA	USD	140	BRL	569	11/05/18	176
Bank of America, NA	USD	276	BRL	1,103	10/02/18	(2,364)
Bank of America, NA	USD	2,678	PHP	146,111	12/11/18	9,433
Bank of America, NA	USD	600	IDR	8,872,031	11/08/18	(8,193)
Barclays Bank PLC	HUF	415,782	USD	1,523	12/14/18	21,269
Barclays Bank PLC	MYR	19,870	USD	4,808	11/29/18	11,497
Barclays Bank PLC	CZK	5,805	USD	265	12/14/18	2,512
Barclays Bank PLC	BRL	2,486	USD	621	10/02/18	5,326
Barclays Bank PLC	USD	3,563	MYR	14,589	11/29/18	(41,184)
Barclays Bank PLC	USD	602	BRL	2,486	10/02/18	13,263
Barclays Bank PLC	USD	306	INR	21,228	12/13/18	(16,554)
Barclays Bank PLC	USD	3,398	PHP	184,452	12/11/18	(5,322)
Barclays Bank PLC	USD	4,116	INR	303,103	12/13/18	14,751
Barclays Bank PLC	USD	2,253	IDR	33,290,850	11/08/18	(31,770)
BNP Paribas SA	HUF	278,882	USD	1,014	12/14/18	6,581
BNP Paribas SA	TWD	140,355	USD	4,600	12/11/18	(34,560)
BNP Paribas SA	CZK	14,840	USD	685	12/14/18	14,182
BNP Paribas SA	PLN	2,503	USD	663	12/14/18	(17,304)
BNP Paribas SA	USD	788	MXN	15,054	12/14/18	6,652
BNP Paribas SA	USD	2,988	TRY	19,371	12/14/18	70,005
Brown Brothers Harriman & Co.	THB	112,260	USD	3,479	12/14/18	(735)
Brown Brothers Harriman & Co.	ZAR	8,260	USD	564	12/14/18	(14,117)
Brown Brothers Harriman & Co.	CZK	5,500	USD	250	12/14/18	938
Brown Brothers Harriman & Co.	MXN	5,361	USD	279	12/14/18	(4,298)
Brown Brothers Harriman & Co.	PLN	1,203	USD	324	12/14/18	(2,668)
Brown Brothers Harriman & Co.	TRY	1,120	USD	195	12/14/18	17,733
Brown Brothers Harriman & Co.	EUR	679	USD	795	12/14/18	1,447
Brown Brothers Harriman & Co.	GBP	244	USD	322	12/14/18	2,393
Brown Brothers Harriman & Co.	TRY	163	USD	24	12/14/18	(1,413)
Brown Brothers Harriman & Co.	USD	496	AUD	683	12/14/18	(2,146)
Brown Brothers Harriman & Co.	USD	158	ZAR	2,279	12/14/18	1,366
Brown Brothers Harriman & Co.	USD	373	JPY	41,699	12/14/18	(3,775)
Brown Brothers Harriman & Co.	USD	1,415	THB	46,098	12/14/18	14,011

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	USD	230	HUF	64,335	12/14/18	$2,109
Citibank, NA	KRW	13,264,870	USD	11,730	11/15/18	(235,362)
Citibank, NA	COP	2,621,815	USD	875	10/12/18	(9,571)
Citibank, NA	CLP	472,706	USD	713	10/12/18	(6,254)
Citibank, NA	BRL	4,127	USD	1,031	10/02/18	8,844
Citibank, NA	BRL	3,578	USD	863	10/02/18	(22,662)
Citibank, NA	PLN	1,073	USD	294	12/14/18	2,376
Citibank, NA	USD	894	BRL	3,578	10/02/18	(7,668)
Citibank, NA	USD	996	BRL	4,127	10/02/18	26,137
Citibank, NA	USD	653	MXN	12,613	12/14/18	13,316
Citibank, NA	USD	682	HUF	190,711	12/14/18	6,448
Citibank, NA	USD	3,296	INR	229,962	12/13/18	(161,999)
Citibank, NA	USD	639	KRW	714,450	11/15/18	5,001
Deutsche Bank AG	IDR	7,280,082	USD	475	11/08/18	(10,782)
Deutsche Bank AG	KRW	284,332	USD	254	11/15/18	(2,036)
Deutsche Bank AG	PEN	3,776	USD	1,143	10/12/18	535
Goldman Sachs Bank USA	MYR	5,592	USD	1,374	11/29/18	23,493
Goldman Sachs Bank USA	MYR	1,036	USD	250	11/29/18	(99)
Goldman Sachs Bank USA	USD	800	MYR	3,276	11/29/18	(9,004)
Goldman Sachs Bank USA	USD	2,852	MXN	55,242	12/14/18	65,999
Goldman Sachs Bank USA	USD	1,183	INR	86,630	12/13/18	(2,047)
Goldman Sachs Bank USA	USD	465	IDR	7,029,398	11/08/18	4,135
HSBC Bank USA	INR	56,539	USD	775	12/13/18	4,085
HSBC Bank USA	CNH	7,113	USD	1,036	12/14/18	5,898
HSBC Bank USA	TRY	2,282	USD	356	12/14/18	(3,790)
HSBC Bank USA	USD	142	INR	9,930	12/13/18	(6,275)
HSBC Bank USA	USD	380	TWD	11,620	12/11/18	3,857
HSBC Bank USA	USD	1,239	PHP	67,889	12/11/18	9,228
HSBC Bank USA	USD	139	CLP	92,293	10/12/18	1,610
HSBC Bank USA	USD	377	HUF	105,053	12/14/18	2,164
HSBC Bank USA	USD	2,771	KRW	3,101,730	11/15/18	26,771
HSBC Bank USA	USD	1,096	IDR	16,452,969	11/08/18	1,998
JPMorgan Chase Bank, NA	HUF	190,711	USD	674	12/14/18	(15,016)
JPMorgan Chase Bank, NA	KRW	143,623	USD	129	11/15/18	(130)
JPMorgan Chase Bank, NA	CZK	21,960	USD	999	12/14/18	6,866
JPMorgan Chase Bank, NA	ZAR	23,026	USD	1,544	12/14/18	(68,266)
JPMorgan Chase Bank, NA	ZAR	8,198	USD	597	12/14/18	23,455
JPMorgan Chase Bank, NA	USD	1,888	TRY	12,258	12/14/18	46,786
JPMorgan Chase Bank, NA	USD	2,586	ZAR	37,205	12/14/18	18,576
Morgan Stanley Capital Services LLC	INR	48,675	USD	683	12/13/18	19,466
Morgan Stanley Capital Services LLC	RUB	46,403	USD	701	11/14/18	(3,884)
Morgan Stanley Capital Services LLC	TWD	25,734	USD	847	12/11/18	(3,285)
Morgan Stanley Capital Services LLC	BRL	5,509	USD	1,338	10/02/18	(26,644)
Morgan Stanley Capital Services LLC	MYR	4,355	USD	1,049	11/29/18	(2,443)
Morgan Stanley Capital Services LLC	AUD	947	USD	675	12/14/18	(10,129)

30 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	366	MYR	1,490	11/29/18	$(6,035)
Morgan Stanley Capital Services LLC	USD	1,334	BRL	5,509	11/05/18	26,715
Morgan Stanley Capital Services LLC	USD	1,376	BRL	5,509	10/02/18	(11,806)
Morgan Stanley Capital Services LLC	USD	2,166	JPY	239,331	12/14/18	(46,966)
Nomura Global Financial Products, Inc.	THB	27,827	USD	850	12/14/18	(12,873)
Royal Bank of Scotland PLC	KRW	2,878,570	USD	2,576	11/15/18	(20,448)
Royal Bank of Scotland PLC	COP	2,620,120	USD	876	10/12/18	(8,102)
Royal Bank of Scotland PLC	CLP	1,570,403	USD	2,360	10/12/18	(28,245)
Royal Bank of Scotland PLC	PEN	5,738	USD	1,738	10/12/18	1,687
Royal Bank of Scotland PLC	USD	4,464	MXN	85,043	12/14/18	27,795
Standard Chartered Bank	IDR	4,212,314	USD	280	11/08/18	(1,034)
Standard Chartered Bank	KRW	3,474,207	USD	3,118	11/15/18	(15,898)
Standard Chartered Bank	TWD	398,996	USD	13,019	12/11/18	(156,706)
Standard Chartered Bank	INR	116,940	USD	1,623	12/13/18	29,010
Standard Chartered Bank	THB	14,708	USD	452	12/14/18	(4,100)
Standard Chartered Bank	USD	881	PLN	3,206	12/14/18	(9,342)
Standard Chartered Bank	USD	1,537	CNH	10,561	12/14/18	(7,245)
Standard Chartered Bank	USD	1,194	KRW	1,337,415	11/15/18	12,780
Standard Chartered Bank	USD	997	IDR	14,609,383	11/08/18	(21,917)
Standard Chartered Bank	USD	4,374	IDR	65,652,823	11/08/18	5,933
UBS AG	THB	35,043	USD	1,084	12/14/18	(2,284)
UBS AG	MYR	8,568	USD	2,057	11/29/18	(11,247)
UBS AG	CNH	6,129	USD	884	12/14/18	(4,348)
UBS AG	USD	1,176	MYR	4,858	11/29/18	(2,939)
UBS AG	USD	1,755	CNH	12,101	12/14/18	(2,074)
UBS AG	USD	171	KRW	190,643	11/15/18	1,065
UBS AG	USD	3,792	PHP	207,267	12/11/18	20,247
UBS AG	USD	902	IDR	13,201,240	11/08/18	(20,850)

						$(554,915)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
JPMorgan Chase Bank, NA
iShares J.P. Morgan USD Emerging Markets Bond ETF	1,695	LIBOR Minus 0.10%	Maturity	USD	900	10/25/18	$1,657
iShares J.P. Morgan USD Emerging Markets Bond ETF	1,906	LIBOR Minus 0.10%	Maturity	USD	1,000	10/25/18	(10,397)

							$(8,740)

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
Euro Stoxx 50 Index 12/21/18*	$16.00	Maturity	EUR	13	$352	$	– 0	–	$352
Financial Times Stock Exchange 100 11/16/18*	15.20	Maturity	GBP	51	(24,246)		– 0	–	(24,246)
JPMorgan Chase Bank, NA
Hang Seng China Enterprises Index 12/28/18*	25.24	Maturity	HKD	1,380	(61,566)		– 0	–	(61,566)
Hang Seng China Enterprises Index 3/28/19*	23.55	Maturity	HKD	90	(1,128)		– 0	–	(1,128)
Hang Seng China Enterprises Index 3/28/19*	23.90	Maturity	HKD	1,232	(19,466)		– 0	–	(19,466)
Nikkei 225 Index 12/14/18*	18.75	Maturity	JPY	5,865	(4,167)		– 0	–	(4,167)
S&P/ASX 200 Index 10/18/18*	14.08	Maturity	AUD	50	(22,804)		– 0	–	(22,804)
S&P/ASX 200 Index 12/20/18*	14.48	Maturity	AUD	76	(12,918)		– 0	–	(12,918)
Morgan Stanley & Co. International PLC
Euro Stoxx 50 Index 10/19/18*	15.98	Maturity	EUR	40	(20,383)		– 0	–	(20,383)

Sale Contracts
Bank of America, NA
Euro Stoxx 50 Index 10/19/18*	17.25	Maturity	EUR	43	25,999		– 0	–	25,999
Deutsche Bank AG
S&P/ASX 200 Index 10/18/18*	12.40	Maturity	AUD	44	16,525		– 0	–	16,525
Goldman Sachs Bank USA
Hang Seng China Enterprises Index 10/30/18*	22.20	Maturity	HKD	251	2,118		– 0	–	2,118
Goldman Sachs International
Hang Seng China Enterprises Index 12/28/18*	22.60	Maturity	HKD	1,091	26,409		– 0	–	26,409

					$(95,275)	$	– 0	–	$(95,275)

*	Termination date

**	Notional amount less than $500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $23,903,268 or 19.1% of net assets.

(b)	Non-income producing security.

32 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2018.

(e)	Defaulted.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of September 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Tonon Luxembourg SA 7.25%, 1/24/20	7/24/15	$263,597	$6,908	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/12/13	172,628	10,110	0.01%

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2018.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(l)	Affiliated investments.

Currency Abbreviation:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

LKR – Sri Lankan Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

ARLLMONP – Argentina Blended Policy Rate

ASX – Australian Stock Exchange

BADLAR – Argentina Deposit Rates Badlar Private Banks

CBT – Chicago Board of Trade

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NVDR – Non Voting Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 33

STATEMENT OF ASSETS & LIABILITIES

September 30, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $118,651,603)	$118,602,448	(a)
Affiliated issuers (cost $9,934,733—including investment of cash collateral for securities loaned of $811,405)	9,934,733
Cash	199
Cash collateral due from broker	1,262,917
Foreign currencies, at value (cost $966,819)	963,246
Unrealized appreciation on forward currency exchange contracts	667,920
Receivable for investment securities sold and foreign currency transactions	622,426
Unaffiliated dividends and interest receivable	615,647
Receivable for capital stock sold	401,972
Unrealized appreciation on variance swaps	71,403
Affiliated dividends receivable	11,081
Receivable for terminated variance swaps	4,437
Unrealized appreciation on total return swaps	1,657

Total assets	133,160,086

Liabilities
Payable for capital stock redeemed	3,420,112
Payable for investment securities purchased and foreign currency transactions	2,219,675
Unrealized depreciation on forward currency exchange contracts	1,222,835
Collateral due to Securities Lending Agent	811,405
Unrealized depreciation on variance swaps	166,678
Payable for variation margin on futures	100,793
Advisory fee payable	29,863
Administrative fee payable	16,525
Payable for terminated total return swaps and variance swaps	13,579
Unrealized depreciation on total return swaps	10,397
Transfer Agent fee payable	4,741
Distribution fee payable	3,706
Payable for variation margin on centrally cleared swaps	22
Accrued expenses and other liabilities	140,683

Total liabilities	8,161,014

Net Assets	$124,999,072

Composition of Net Assets
Capital stock, at par	$1,382
Additional paid-in capital	133,573,494
Distributable earnings (accumulated loss)	(8,575,804)

	$124,999,072

(a)	Includes securities on loan with a value of $776,003 (see Note E).

See notes to financial statements.

34 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$9,609,687	1,064,599	$9.03	*

C	$2,339,084	260,302	$8.99

Advisor	$112,225,861	12,402,506	$9.05

R	$344,724	38,267	$9.01

K	$317,676	35,283	$9.00

I	$152,868	17,037	$8.97

Z	$9,172	1,020	$8.99

*	The maximum offering price per share for Class A shares was $9.43, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 35

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2018 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $296,652)	$2,317,330
Interest (net of foreign taxes withheld of $5,271)	1,127,213
Affiliated issuers	35,938
Securities lending income	1,566	$3,482,047

Expenses
Advisory fee (see Note B)	567,316
Transfer agency—Class A	3,622
Transfer agency—Class C	966
Transfer agency—Advisor Class	42,306
Transfer agency—Class R	319
Transfer agency—Class K	314
Transfer agency—Class I	32
Transfer agency—Class Z	5
Distribution fee—Class A	12,770
Distribution fee—Class C	13,159
Distribution fee—Class R	815
Distribution fee—Class K	405
Custodian	109,947
Registration fees	62,657
Audit and tax	43,568
Administrative	38,292
Printing	21,012
Legal	20,588
Directors’ fees	12,425
Miscellaneous	39,194

Total expenses	989,712
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(302,523)

Net expenses		687,189

Net investment income		2,794,858

See notes to financial statements.

36 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(5,826,410	)(a)
Forward currency exchange contracts	3,702,470
Futures	(1,396,892)
Swaps	(418,378)
Foreign currency transactions	(187,626)
Net change in unrealized depreciation on:
Investments	(8,604,889)
Forward currency exchange contracts	(598,746)
Futures	(429,187)
Swaps	(178,059)
Foreign currency denominated assets and liabilities	(18,807)

Net loss on investment and foreign currency transactions	(13,956,524)

Net Decrease in Net Assets from Operations	$(11,161,666)

(a)	Includes foreign capital gains taxes of $207.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 37

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2018 (unaudited)		Year Ended March 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,794,858		$2,886,897
Net realized gain (loss) on investment and foreign currency transactions	(4,126,836)		1,669,083
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(9,829,688)		5,825,168

Net increase (decrease) in net assets from operations	(11,161,666)		10,381,148
Distributions to Shareholders
Class A	(191,833)		(240,076)
Class C	(39,626)		(51,937)
Advisor Class	(2,367,592)		(2,982,241)
Class R	(5,688)		(8,798)
Class K	(6,075)		(10,685)
Class I	(3,207)		(573,790)
Class Z	(190)		(304)
Tax return of capital
Class A	– 0	–	(8,336)
Class C	– 0	–	(1,803)
Advisor Class	– 0	–	(103,552)
Class R	– 0	–	(306)
Class K	– 0	–	(371)
Class I	– 0	–	(19,924)
Class Z	– 0	–	(11)
Capital Stock Transactions
Net increase (decrease)	(3,576,659)		71,278,342

Total increase (decrease)	(17,352,536)		77,657,356
Net Assets
Beginning of period	142,351,608		64,694,252

End of period	$124,999,072		$142,351,608

See notes to financial statements.

38 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

September 30, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Multi-Asset Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Effective July 31, 2017, the Fund commenced offering of Class Z shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2018:

Investments in Securities	Level 1		Level 2	Level 3			Total
Assets:
Common Stocks:
Financials	$3,403,850		$17,675,710	$	– 0	–	$21,079,560
Information Technology	– 0	–	16,702,501		– 0	–	16,702,501
Energy	6,334,883		4,574,969		– 0	–	10,909,852
Materials	812,212		8,914,113		– 0	–	9,726,325
Industrials	1,541,678		5,676,017		– 0	–	7,217,695
Communication Services	1,017,374		5,274,302		– 0	–	6,291,676
Consumer Discretionary	4,667,345		1,399,119		– 0	–	6,066,464
Consumer Staples	1,161,361		2,766,661		– 0	–	3,928,022
Utilities	780,468		182,639		– 0	–	963,107

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Investments in Securities	Level 1			Level 2		Level 3			Total
Health Care	$	– 0	–	$297,990		$	– 0	–	$297,990
Real Estate		– 0	–	292,352			– 0	–	292,352
Fixed Income Securities:
Sovereign Bonds		– 0	–	22,368,268			– 0	–	22,368,268
Corporate Bonds		– 0	–	3,410,644			279,509		3,690,153
Quasi-Sovereign Bonds		– 0	–	3,652,511			– 0	–	3,652,511
Inflation-Linked Securities		– 0	–	1,172,566			– 0	–	1,172,566
Emerging Markets – Treasuries		– 0	–	1,047,782			– 0	–	1,047,782
Regional Bonds		– 0	–	712,553			– 0	–	712,553
Treasury Bonds		– 0	–	14,115			– 0	–	14,115
Equity Linked Note		– 0	–	367,413			– 0	–	367,413
Investment Companies		– 0	–	254,585			– 0	–	254,585
Short-Term Investments:
Investment Companies		9,123,328		– 0	–		– 0	–	9,123,328
Time Deposits		– 0	–	1,365,783			– 0	–	1,365,783
Sovereign Bonds		– 0	–	481,175			– 0	–	481,175
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		811,405		– 0	–		– 0	–	811,405

Total Investments in Securities		29,653,904		98,603,768	+		279,509		128,537,181
Other Financial Instruments*:
Assets
Futures		3,367		109,936			– 0	–	113,303 †
Forward Currency Exchange Contracts		– 0	–	667,920			– 0	–	667,920
Total Return Swaps		– 0	–	1,657			– 0	–	1,657
Variance Swaps		– 0	–	71,403			– 0	–	71,403
Liabilities
Futures		(316,195)		– 0	–		– 0	–	(316,195)†
Forward Currency Exchange Contracts		– 0	–	(1,222,835)			– 0	–	(1,222,835)
Total Return Swaps		– 0	–	(10,397)			– 0	–	(10,397)
Variance Swaps		– 0	–	(166,678)			– 0	–	(166,678)

Total^		$29,341,076		$98,054,774			$279,509		$127,675,359

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†

Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

^	There were de minimis transfers under 1% of net assets during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporate Bonds		Rights			Total
Balance as of 3/31/18	$466,942			$3		$466,945
Accrued discounts/ (premiums)	303			– 0	–	303
Realized gain (loss)	– 0	–		– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(42,502)			(3)		(42,505)
Purchases	– 0	–		– 0	–	– 0	–
Sales	– 0	–		– 0	–	– 0	–
Transfer Out	(145,234)			– 0	–	(145,234)

Balance as of 9/30/18	$279,509		$	– 0	–	$279,509	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18**	$(42,502)		$	– 0	–	$(42,502)

+	There were de minimis transfers under 1% of net assets during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution

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NOTES TO FINANCIAL STATEMENTS (continued)

reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment

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NOTES TO FINANCIAL STATEMENTS (continued)

transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .85% of the first $1 billion, .80% of the next $1 billion, .75% of the next $1 billion and .70% in excess of $3 billion of the Fund’s average daily net assets. Prior to February 3, 2017, the Fund paid the Adviser at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“the Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the six months ended September 30, 2018, such waiver/reimbursement amounted to $299,230. The Expense Caps may not be terminated before July 31, 2019. Prior to February 3, 2017, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60%, 2.35%, 1.35%, 1.85%, 1.60%, and 1.35% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended September 30, 2018, the reimbursement for such services amounted to $38,292.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $16,519 for the six months ended September 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $193 from the sale of Class A shares and received $16 and $1,209 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the six months ended September 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended September 30, 2018, such waiver amounted to $3,142.

A summary of the Fund’s transactions in AB mutual funds for the six months ended September 30, 2018 is as follows:

Fund	Market Value 3/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,578	$33,082	$29,537	$9,123	$33
Government Money Market Portfolio*	436	4,876	4,500	812	3

Total				$9,935	$36

*	Investment of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the six months ended September 30, 2018 amounted to $80,442, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective July 31, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A share’s average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,767 and $817 for Class C and Class R shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2018, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$60,877,683		$62,925,891
U.S. government securities	– 0	–	– 0	–

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The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$8,961,132
Gross unrealized depreciation	(9,872,109)

Net unrealized appreciation	$(910,977)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended September 30, 2018, the Fund held foreign-currency contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and

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NOTES TO FINANCIAL STATEMENTS (continued)

movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended September 30, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In

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NOTES TO FINANCIAL STATEMENTS (continued)

addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of asset and liabilities. Pursuant to the contract, the Fund

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agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended September 30, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap.

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During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended September 30, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

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Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended September 30, 2018, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended September 30, 2018, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended September 30, 2018 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$3,367	*	Receivable/ Payable for variation margin on futures	$316,195	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	667,920		Unrealized depreciation on forward currency exchange contracts	1,222,835

Equity contracts	Unrealized appreciation on variance swaps	71,403		Unrealized depreciation on variance swaps	166,678

Equity contracts	Unrealized appreciation on total return swaps	1,657		Unrealized depreciation on total return swaps	10,397

Equity contracts	Receivable/ Payable for variation margin on futures	109,936	*

Total		$854,283			$1,716,105

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(69,859)	$(53,890)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	261,261	(558,453)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	3,702,470	(598,746)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	3,681	– 0	–

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(352,200)	(124,169)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(1,658,153)	129,266

Total		$1,887,200	$(1,205,992)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2018:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$9,387,070	(a)

Credit Default Swaps:
Average notional amount on buy contracts	$376,000	(a)

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$60,488,524
Average principal amount on sale contracts	$88,924,498

Futures:
Average notional amount on buy contracts	$20,843,648
Average notional amount on sale contracts	$1,380,014

Total Return Swaps:
Average notional amount	$4,357,143

Variance Swaps:
Average notional amount	$810,793

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$35,960	$(35,960)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	68,618	(68,618)		– 0	–		– 0	–		– 0	–
BNP Paribas	97,420	(51,864)		– 0	–		– 0	–		45,556
Brown Brothers Harriman & Co.	39,997	(29,152)		– 0	–		– 0	–		10,845
Citibank, NA	62,122	(62,122)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	17,060	(12,818)		– 0	–		– 0	–		4,242
Goldman Sachs Bank USA/Goldman Sachs International	122,154	(11,150)		– 0	–		– 0	–		111,004
HSBC Bank USA	55,611	(10,065)		– 0	–		– 0	–		45,546
JPMorgan Chase Bank, NA	97,340	(97,340)		– 0	–		– 0	–		– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Morgan Stanley Capital Services LLC	$46,181	$(46,181)	$	– 0	–	$	– 0	–	$	– 0	–
Royal Bank of Scotland PLC	29,482	(29,482)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	47,723	(47,723)		– 0	–		– 0	–		– 0	–
UBS AG	21,312	(21,312)		– 0	–		– 0	–		– 0	–

Total	$740,980	$(523,787)	$	– 0	–	$	– 0	–		$217,193	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Australia & New Zealand Banking Group Ltd.	$17,596	$	– 0	–	$	– 0	–	$	– 0	–	$17,596
Bank of America, NA	51,834	(35,960)	– 0	–	– 0	–	15,874
Barclays Bank PLC	94,830	(68,618)	– 0	–	– 0	–	26,212
BNP Paribas	51,864	(51,864)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	29,152	(29,152)	– 0	–	– 0	–	– 0	–
Citibank, NA	443,516	(62,122)	(280,000)	– 0	–	101,394
Deutsche Bank AG	12,818	(12,818)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	11,150	(11,150)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	10,065	(10,065)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	215,858	(97,340)	(90,000)	– 0	–	28,518
Morgan Stanley Capital Services LLC	131,575	(46,181)	– 0	–	– 0	–	85,394
Nomura Global Financial Products	12,873	– 0	–	– 0	–	– 0	–	12,873
Royal Bank of Scotland PLC	56,795	(29,482)	– 0	–	– 0	–	27,313
Standard Chartered Bank	216,242	(47,723)	– 0	–	– 0	–	168,519
UBS AG	43,742	(21,312)	– 0	–	– 0	–	22,430

Total	$1,399,910	$(523,787)	$(370,000)	$	– 0	–	$506,123	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities

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NOTES TO FINANCIAL STATEMENTS (continued)

denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At September 30, 2018, the Fund had securities on loan with a value of $776,003 and had received cash collateral which has been invested into Government Money Market Portfolio of $811,405. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $1,451 and $2,826 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended September 30, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has

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NOTES TO FINANCIAL STATEMENTS (continued)

agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended September 30, 2018, such waiver amounted to $151. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31, 2018

Class A
Shares sold	213,776	830,602	$1,991,086	$8,178,459

Shares issued in reinvestment of dividends	18,972	21,130	168,551	206,299

Shares converted from Class C	4,526	3,160	41,156	30,401

Shares redeemed	(258,121)	(286,948)	(2,390,202)	(2,796,357)

Net increase (decrease)	(20,847)	567,944	$(189,409)	$5,618,802

Class C
Shares sold	21,137	251,440	$203,872	$2,473,853

Shares issued in reinvestment of dividends	2,762	3,586	24,410	34,792

Shares converted to Class A	(4,547)	(3,172)	(41,156)	(30,401)

Shares redeemed	(39,523)	(25,434)	(361,019)	(252,931)

Net increase (decrease)	(20,171)	226,420	$(173,893)	$2,225,313

Advisor Class
Shares sold	2,404,195	9,245,841	$22,777,545	$92,312,859

Shares issued in reinvestment of dividends	225,827	257,090	2,012,764	2,515,430

Shares redeemed	(2,806,706)	(1,477,198)	(26,261,279)	(14,706,969)

Net increase (decrease)	(176,684)	8,025,733	$(1,470,970)	$80,121,320

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	Shares			Amount
	Six Months Ended September 30, 2018 (unaudited)		Year Ended March 31, 2018	Six Months Ended September 30, 2018 (unaudited)		Year Ended March 31, 2018

Class R
Shares sold	4,848		16,671	$45,102		$166,198

Shares issued in reinvestment of dividends	624		904	5,528		8,796

Shares redeemed	– 0	–	(4,832)	– 0	–	(47,473)

Net increase	5,472		12,743	$50,630		$127,521

Class K
Shares sold	2,888		8,373	$26,877		$83,204

Shares issued in reinvestment of dividends	667		1,106	5,903		10,728

Shares redeemed	(1,696)		(8,601)	(15,268)		(83,610)

Net increase	1,859		878	$17,512		$10,322

Class I
Shares sold	1,528		11,917	$14,170		$113,375

Shares issued in reinvestment of dividends	341		716	3,012		6,906

Shares redeemed	(187,281)		(1,661,194)	(1,827,716)		(16,955,220)

Net (decrease)	(185,412)		(1,648,561)	$(1,810,534)		$(16,834,939)

Class Z
Shares sold	0	*	1,020 **	$5		$10,003 **

Net increase	0	*	1,020	$5		$10,003

*	Amount is less than 0.5 shares.

**	Commenced distributions on July 31, 2017.

NOTE G

Risks Involved in Investing in the Fund

Emerging Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk—The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value, or NAV, of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk—The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility

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due to factors such as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally, and less secondary market liquidity.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended September 30, 2018.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending March 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$3,867,831	$1,451,604
Tax Return of Capital	134,303	313,138

Total taxable distributions paid	$4,002,134	$1,764,742

As of March 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(758,490	)(a)
Other losses	(1,434,609	)(b)
Unrealized appreciation/(depreciation)	7,569,927	(c)

Total accumulated earnings/(deficit)	$5,376,828	(d)

(a)

As of March 31, 2018, the Fund had a net capital loss carryforward of $758,490. During the fiscal year, the Fund utilized $3,098,436 of capital loss carry forwards to offset current year net realized gains.

(b)	As of March 31, 2018, the fund had a qualified late-year ordinary loss deferral of $1,434,609.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2018, the Fund had a net short-term capital loss carryforward of $758,490, which may be carried forward for an indefinite period.

64 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplify certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 65

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.00	$ 9.20	$ 8.59	$ 8.99	$ 9.20	$ 10.05

Income From Investment Operations
Net investment income(a)(b)	.19	.25	.24	.27	.28	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.98)	.89	.74	(.37)	(.10)	(.96)

Net increase (decrease) in net asset value from operations	(.79)	1.14	.98	(.10)	.18	(.69)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.33)	(.30)	(.20)	(.39)	(.16)
Tax return of capital	– 0	–	(.01)	(.07)	(.10)	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.34)	(.37)	(.30)	(.39)	(.16)

Net asset value, end of period	$ 9.03	$ 10.00	$ 9.20	$ 8.59	$ 8.99	$ 9.20

Total Return
Total investment return based on net asset value(c)	(7.90)%	12.56%	11.82%	(.98	)%^	1.91%	(6.82)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,610	$10,849	$4,764	$1,643	$634	$605
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.24	%(e)	1.23%	1.51%	1.62%	1.65%	1.65%
Expenses, before waivers/reimbursements(d)†	1.69	%(e)	1.92%	2.92%	3.22%	2.96%	2.67%
Net investment income(b)	3.98	%(e)	2.51%	2.68%	3.15%	2.96%	2.88%
Portfolio turnover rate	48%	74%	118%	108%	114%	183%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.01%	.00%	.00%

See footnote summary on page 72.

66 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.95	$ 9.19	$ 8.59	$ 8.97	$ 9.18	$ 9.99

Income From Investment Operations
Net investment income(a)(b)	.15	.16	.17	.22	.18	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.97)	.89	.75	(.37)	(.08)	(.95)

Net increase (decrease) in net asset value from operations	(.82)	1.05	.92	(.15)	.10	(.74)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.28)	(.26)	(.16)	(.31)	(.07)
Tax return of capital	– 0	–	(.01)	(.06)	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.29)	(.32)	(.23)	(.31)	(.07)

Net asset value, end of period	$ 8.99	$ 9.95	$ 9.19	$ 8.59	$ 8.97	$ 9.18

Total Return
Total investment return based on net asset value(c)	(8.26)%	11.63	%^	11.00	%^	(1.58	)%^	1.23%	(7.47)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,339	$2,792	$497	$95	$98	$69
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.99	%(e)	1.98%	2.26%	2.35%	2.35%	2.35%
Expenses, before waivers/reimbursements(d)†	2.44	%(e)	2.69%	3.69%	3.93%	3.71%	3.34%
Net investment income(b)	3.24	%(e)	1.57%	1.97%	2.52%	1.97%	2.25%
Portfolio turnover rate	48%	74%	118%	108%	114%	183%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.01%	.00%	.00%

See footnote summary on page 72.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 67

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.02	$ 9.22	$ 8.61	$ 9.00	$ 9.22	$ 10.07

Income From Investment Operations
Net investment income(a)(b)	.20	.27	.27	.31	.31	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.98)	.89	.74	(.38)	(.11)	(.96)

Net increase (decrease) in net asset value from operations	(.78)	1.16	1.01	(.07)	.20	(.66)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.35)	(.33)	(.22)	(.42)	(.19)
Tax return of capital	– 0	–	(.01)	(.07)	(.10)	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.36)	(.40)	(.32)	(.42)	(.19)

Net asset value, end of period	$ 9.05	$ 10.02	$ 9.22	$ 8.61	$ 9.00	$ 9.22

Total Return
Total investment return based on net asset value(c)	(7.78)%	12.78%	12.07%	(0.63	)%^	2.17%	(6.48)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$112,226	$126,029	$42,000	$17,572	$15,805	$16,242
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.99	%(e)	.98%	1.24%	1.35%	1.35%	1.35%
Expenses, before waivers/reimbursements(d)†	1.44	%(e)	1.67%	2.64%	2.92%	2.65%	2.40%
Net investment income(b)	4.23	%(e)	2.76%	3.07%	3.60%	3.27%	3.18%
Portfolio turnover rate	48%	74%	118%	108%	114%	183%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.01%	.00%	.00%

See footnote summary on page 72.

68 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.97	$ 9.17	$ 8.57	$ 8.96	$ 9.18	$ 10.03

Income From Investment Operations
Net investment income(a)(b)	.18	.22	.18	.26	.26	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.98)	.89	.78	(.37)	(.11)	(.95)

Net increase (decrease) in net asset value from operations	(.80)	1.11	.96	(.11)	.15	(.70)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.30)	(.30)	(.19)	(.37)	(.15)
Tax return of capital	– 0	–	(.01)	(.06)	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.16)	(.31)	(.36)	(.28)	(.37)	(.15)

Net asset value, end of period	$ 9.01	$ 9.97	$ 9.17	$ 8.57	$ 8.96	$ 9.18

Total Return
Total investment return based on net asset value(c)	(7.99)%	12.20%	11.51%	(1.07)%	1.70%	(6.99)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$345	$327	$184	$9	$9	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.49	%(e)	1.48%	1.72%	1.85%	1.85%	1.85%
Expenses, before waivers/reimbursements(d)†	2.07	%(e)	2.29%	3.24%	3.39%	3.11%	2.85%
Net investment income(b)	3.75	%(e)	2.26%	2.08%	3.00%	2.79%	2.66%
Portfolio turnover rate	48%	74%	118%	108%	114%	183%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.01%	.00%	.00%

See footnote summary on page 72.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.97	$ 9.16	$ 8.56	$ 8.95	$ 9.17	$ 10.03

Income From Investment Operations
Net investment income(a)(b)	.19	.26	.26	.24	.28	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.99)	.88	.71	(.33)	(.10)	(.94)

Net increase (decrease) in net asset value from operations	(.80)	1.14	.97	(.09)	.18	(.68)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.32)	(.30)	(.20)	(.40)	(.18)
Tax return of capital	– 0	–	(.01)	(.07)	(.10)	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.33)	(.37)	(.30)	(.40)	(.18)

Net asset value, end of period	$ 9.00	$ 9.97	$ 9.16	$ 8.56	$ 8.95	$ 9.17

Total Return
Total investment return based on net asset value(c)	(7.98)%	12.56%	11.75%	(0.86	)%^	1.91%	(6.75)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$318	$333	$298	$212	$10	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.24	%(e)	1.23%	1.53%	1.60%	1.60%	1.60%
Expenses, before waivers/reimbursements(d)†	1.82	%(e)	2.01%	2.89%	3.34%	2.86%	2.68%
Net investment income(b)	3.98	%(e)	2.67%	2.94%	2.87%	2.95%	2.76%
Portfolio turnover rate	48%	74%	118%	108%	114%	183%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.01%	.00%	.00%

See footnote summary on page 72.

70 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.94	$ 9.16	$ 8.56	$ 8.96	$ 9.19	$ 10.04

Income From Investment Operations
Net investment income(a)(b)	.15	.30	.28	.30	.32	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.93)	.85	.72	(.37)	(.12)	(.94)

Net increase (decrease) in net asset value from operations	(.78)	1.15	1.00	(.07)	.20	(.65)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.36)	(.33)	(.22)	(.43)	(.20)
Tax return of capital	– 0	–	(.01)	(.07)	(.11)	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.37)	(.40)	(.33)	(.43)	(.20)

Net asset value, end of period	$ 8.97	$ 9.94	$ 9.16	$ 8.56	$ 8.96	$ 9.19

Total Return
Total investment return based on net asset value(c)	(7.83)%	12.68	%^	12.15	%^	(0.66	)%^	2.15%	(6.44)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$153	$2,012	$16,952	$15,342	$16,054	$18,351
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.99	%(e)	.98%	1.28%	1.35%	1.35%	1.35%
Expenses, before waivers/reimbursements(d)†	1.35	%(e)	1.58%	2.51%	2.85%	2.57%	2.33%
Net investment income(b)	3.17	%(e)	3.12%	3.19%	3.49%	3.37%	3.17%
Portfolio turnover rate	48%	74%	118%	108%	114%	183%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.01%	.00%	.00%

See footnote summary on page 72.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 71

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended September 30, 2018 (unaudited)		July 31, 2017(f) to March 31, 2018

Net asset value, beginning of period	$ 9.95		$ 9.81

Income From Investment Operations
Net investment income(a)(b)	.20		.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.97)		.30

Net increase (decrease) in net asset value from operations	(.77)		.45

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.30)
Tax return of capital	– 0	–	(.01)

Total dividends and distributions	(.19)		(.31)

Net asset value, end of period	$ 8.99		$ 9.95

Total Return
Total investment return based on net asset value(c)	(7.84)%		4.66	%^
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.99	%(e)	.98	%(e)
Expenses, before waivers/reimbursements(d)†	1.46	%(e)	1.71	%(e)
Net investment income(b)	4.22	%(e)	2.26	%(e)
Portfolio turnover rate	48%		74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period ended September 30, 2018 and the year ended March 31, 2018 and the year ended March 31, 2017, such waiver amounted to 0.02%, 0.01% and 0.02%, respectively.

(e)	Annualized.

(f)	Commencement of distribution.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

72 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Carol C. McMullen(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Henry S. D’Auria(2), Vice President

Paul J. DeNoon(2), Vice President

Morgan C. Harting(2), Vice President

Shamaila Khan(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. D’Auria, DeNoon, Harting and Ms. Khan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 73

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 relating to a Joint Meeting of Shareholders originally scheduled to be held on October 11, 2018 and for certain AB Funds subsequently adjourned to November 14, 2018, the approval of new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Cap Fund, Inc. in respect of AB Emerging Markets Multi-Asset Portfolio (the “Fund”), arises from the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

The AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The AB Boards approved the Proposed Agreements and the Interim Advisory Agreements at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Boards’ approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as

74 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the

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profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that

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an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are

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independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical,

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accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed. The directors noted that the reduction in the advisory fee rate effective since February 3, 2017 would likely impact the Adviser’s profitability analysis in future years.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the

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Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate (reflecting a reduction in the advisory fee effective since February 3, 2017) with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and

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trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since February 3, 2017, when the advisory fee rate was reduced and the Adviser had set the Fund’s expense cap at a correspondingly lower level. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The

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directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

EMMA-0152-0918

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 26, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 26, 2018